Exhibit 33.4


[Homecomings Financial LOGO]

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Homecomings Financial, LLC ("Homecomings") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 4-month period ending April 30, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where Homecomings has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which Homecomings acted as a servicer and involving first and second lien mortgage loans and home equity loans (the "HFN Primary Servicing Platform"), as set forth in Appendix B hereto.

2. Homecomings has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and Homecomings elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto. Homecomings has policies and procedures in place designed to provide reasonable assurance that the vendors activities comply in all material respects with the servicing criteria applicable to the vendors;

3. Except as set forth in paragraph 4 below, Homecomings used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" in Appendix A hereto are inapplicable to Homecomings based on the activities it performs, directly or through its Vendors, with respect to the HFN Primary Servicing Platform;

5. Homecomings has complied, in all material respects, with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole, except as described in Appendix C hereto.

6. Homecomings has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole;

7. Homecomings has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on Homecomings's compliance with the applicable servicing criteria for the Reporting Period.

March 17, 2008

                                          Homecomings Financial, LLC

                                          By: /s/ Anthony N. Renzi
                                              ------------------------
                                              Name:  Anthony N. Renzi
                                              Title: Managing Director

                                   APPENDIX A

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       INAPPLICABLE
                                                                              APPLICABLE                SERVICING
                     SERVICING CRITERIA                                  SERVICING CRITERIA              CRITERIA
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed
                                                                                          by                NOT
                                                                                       Vendor(s)        performed by
                                                                                       for which      Homecomings or by
                                                                                      Homecomings      subservicer(s)
                                                                       Performed        is the           or vendor(s)
                                                                       Directly       Responsible       retained by
   Reference                            Criteria                     by Homecomings      Party          Homecomings
-----------------------------------------------------------------------------------------------------------------------
                         General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to                                                 X
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are                X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction                                                      X
                   agreements to maintain a back-up servicer for
                   the pool assets are maintained.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy         X
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
                        Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are deposited into              X              X(1)
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than
                   two business days following receipt, or such
                   other number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf          X
                   of an obligor or to an investor are made only
                   by authorized personnel.
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1122(d)(2)(iii)    Advances of funds or guarantees regarding               X
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as                                        X
                   cash reserve accounts or accounts established as
                   a form of overcollateralization, are separately
                   maintained (e.g., with respect to commingling of
                   cash) as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a               X
                   federally insured depository institution as set
                   forth in the transaction agreements. For
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to                X
                   prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       INAPPLICABLE
                                                                              APPLICABLE                SERVICING
                     SERVICING CRITERIA                                  SERVICING CRITERIA              CRITERIA
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed
                                                                                          by                NOT
                                                                                       Vendor(s)        performed by
                                                                                       for which      Homecomings or by
                                                                                      Homecomings      subservicer(s)
                                                                       Performed        is the           or vendor(s)
                                                                       Directly       Responsible       retained by
   Reference                            Criteria                     by Homecomings      Party          Homecomings
-----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis        X
                    for all asset-backed securities related bank
                    accounts, including custodial accounts and
                    related bank clearing accounts. These
                    reconciliations are (A) mathematically accurate;
                    (B) prepared within 30 calendar days after the
                    bank statement cutoff date, or such other number
                    of days specified in the transaction agreements;
                    (C) reviewed and approved by someone other than
                    the person who prepared the reconciliation; and
                    (D) contain explanations for reconciling items.
                    These reconciling items are resolved within 90
                    calendar days of their original identification,
                    or such other number of days specified in the
                    transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
                          Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)       Reports to investors, including those to be                                              X
                    filed with the Commission, are maintained in
                    accordance with the transaction agreements and
                    applicable Commission requirements. Specifically,
                    such reports (A) are prepared in accordance with
                    timeframes and other terms set forth in the
                    transaction agreements; (B) provide information
                    calculated in accordance with the terms specified
                    in the transaction agreements; (C) are filed with
                    the Commission as required by its rules and
                    regulations; and (D) agree with investors' or the
                    trustee's records as to the total unpaid
                    principal balance and number of pool assets
                    serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)      Amounts due to investors are allocated and                                               X
                    remitted in accordance with timeframes,
                    distribution priority and other terms set forth
                    in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)     Disbursements made to an investor are posted           X
                    within two business days to the Servicer's
                    investor records, or such other number of days
                    specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)      Amounts remitted to investors per the investor         X
                    reports agree with cancelled checks, or other
                    form of payment, or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------
                              Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)       Collateral or security on pool assets is                                                 X
                    maintained as required by the transaction
                    agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)      pool asset and related documents are                                                     X
                    safeguarded as required by the transaction
                    agreements
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)     Any additions, removals or substitutions to                                              X
                    the asset pool are made, reviewed and approved
                    in accordance with any conditions or
                    requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)      Payments on pool assets, including any payoffs,         X              X(1)
                    made in accordance with the related pool asset
                    documents are posted to the Servicer's obligor
                    records maintained no more than two business
                    days after receipt, or such other number of days
                    specified in the transaction agreements, and
                    allocated to principal, interest or other items
                    (e.g., escrow) in accordance with the related
                    pool asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)       The Servicer's records regarding the pool               X
                    assets agree with the Servicer's records with
                    respect to an obligor's unpaid principal
                    balance
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       INAPPLICABLE
                                                                              APPLICABLE                SERVICING
                     SERVICING CRITERIA                                  SERVICING CRITERIA              CRITERIA
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Performed
                                                                                          by                NOT
                                                                                       Vendor(s)        performed by
                                                                                       for which      Homecomings or by
                                                                                      Homecomings      subservicer(s)
                                                                       Performed        is the           or vendor(s)
                                                                       Directly       Responsible       retained by
   Reference                            Criteria                     by Homecomings      Party          Homecomings
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of          X
                   an obligor's pool assets (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,              X
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established
                   by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are              X
                   maintained during the period a pool asset is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent pool assets including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return        X
                   for pool assets with variable rates are computed
                   based on the related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an                X
                   obligor (such as escrow accounts): (A) such
                   funds are analyzed, in accordance with the
                   obligor's pool asset documents, on at least an
                   annual basis, or such other period specified in
                   the transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable pool asset documents
                   and state laws; and (C) such funds are returned
                   to the obligor within 30 calendar days of full
                   repayment of the related pool assets, or such
                   other number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as          X              X(2)
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the Servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with           X
                   any payment to be made on behalf of an obligor
                   are paid from the Servicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are          X              X(2)
                   posted within two business days to the obligor's
                   records maintained by the Servicer, or such other
                   number of days specified in the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and                          X
                   uncollectible accounts are recognized and
                   recorded in accordance with the transaction
                   agreements.
-----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,              X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as
                   set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------

(1) A vendor posts cash receipts received via lockbox submission to Homecomings' lockbox clearing account.

(2) A vendor provides certain information to Homecomings to assist Homecomings in making tax and insurance payments on behalf of certain obligors.

                                   APPENDIX B

2007-KS3          2006-HSA2         2006-QO7             2006-S12
2007-KS4          2006-HSA3         2006-QO8             2006-S2
2007-QA1          2006-HSA4         2006-QO9             2006-S3
2007-QA2          2006-HSA5         2006-QS1             2006-S4
2007-QA3          2006-KS1          2006-QS10            2006-S5
2007-QH1          2006-KS2          2006-QS11            2006-S6
2007-QH2          2006-KS3          2006-QS12            2006-S7
2007-QH3          2006-KS4          2006-QS13            2006-S8
2007-QH4          2006-KS5          2006-QS14            2006-S9
2007-QO1          2006-KS6          2006-QS15            2006-SA1
2007-QO2          2006-KS7          2006-QS16            2006-SA2
2007-QO3          2006-KS8          2006-QS17            2006-SP1
2007-QS1          2006-KS9          2006-QS18            2006-SP2
2007-QS2          2006-NC1          2006-QS2             2006-SP3
2007-QS3          2006-NC2          2006-QS3             2006-SP4
2007-QS4          2006-NC3          2006-QS4             2006-WH1
2007-QS5          2006-QA1          2006-QS5             2006-WH11
2007-QS6          2006-QA10         2006-QS6             2006-QWH8
2007-RS1          2006-QA11         2006-QS7             2006-QWH20
2007-RZ1          2006-QA2          2006-QS8
2007-S1           2006-QA3          2006-QS9
2007-S2           2006-QA4          2006-RS1
2007-S3           2006-QA5          2006-RS2
2007-S4           2006-QA6          2006-RS3
2007-SA1          2006-QA7          2006-RS4
2007-SA2          2006-QA8          2006-RS5
2007-SP1          2006-QA9          2006-RS6
2006-EFC1         2006-QH1          2006-RZ1
2006-EFC2         2006-QO1          2006-RZ2


2006-HI1
2006-HI2
2006-HI3
2006-HI4
2006-HI5
2006-HSA1
2006-QO10
2006-QO2
2006-QO3
2006-QO4
2006-QO5
2006-QO6
2006-RZ3
2006-RZ4
2006-RZ5
2006-S1
2006-S10
2006-S11
2006-SA3
2006-SA4

2007-KS1
2007-KS2
2007-EMX1
2007-HSA2
2007-HSA1
2007-HI1


2007-2N
2007-DBALT-OA1
2007-DBALT-RAMP1
2007-GSR-AR1
2007-GSR-HEL1
2007-HV2
2007-LUM-2
2007-LXS-4N LEHMAN
2007-MANA-A2
2007-SARM-3 LEHMAN
2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1 CCM
2006-18N
2006-BAFC6
2006-CMLT1 AAR7
2006-D
2006-DBALT-AF1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-OA3
2006-RFC1 CCM
2006-BAFC-5
2006-DBALT-AR1
2006-LUM-5
2006-LUM-6
2006-MARM-OA1
2006-MARM-OA2
2006-BAFC-1

2006-POWH13
2006-POWH13B
2006-POWH16B
2006-POWH18B
2006-WH12
2006-HWH10
2006-POWH16
2006-POWH17
2006-POWH17B
2006-POWH18

2006-HWH17
2003-PTWH18

                                   APPENDIX C

1. Certain refunds resulting from payoff transactions were not returned to the obligor within 30 calendar days of full repayment of the related pool asset, as required by criterion 1122(d)(4)(x)(C).